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                                                                   EXHIBIT 4A(1)



                 INDENTURES OF CONSOLIDATED NATURAL GAS COMPANY
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The Indentures, Supplemental Indentures and Securities Resolutions between
Consolidated Natural Gas Company and its debenture Trustees, as listed below, are incorporated by reference to material previously filed with the Commission as indicated:

     Manufacturers Hanover Trust Company (now The Chase Manhattan Bank)

          Indenture dated as of May 1, 1971 (Exhibit (5) to Certificate of
               Notification at Commission File No. 70-5012)

          Eleventh Supplemental Indenture thereto dated as of December 1, 1986
               (Exhibit (5) to Certificate of Notification at Commission File No. 70-7079)

          Thirteenth Supplemental Indenture thereto dated as of February 1, 1989
               (Exhibit (5) to Certificate of Notification at Commission File No. 70-7336)

          Fourteenth Supplemental Indenture thereto dated as of June 1, 1989
               (Exhibit (5) to Certificate of Notification at Commission File No. 70-7336)

          Fifteenth Supplemental Indenture thereto dated as of October 1, 1989
               (Exhibit (5) to Certificate of Notification at Commission File No. 70-7651)

          Sixteenth Supplemental Indenture thereto dated as of October 1, 1992
               (Exhibit (4) to Certificate of Notification at Commission File No. 70-7651)

          Seventeenth Supplemental Indenture thereto dated as of August 1, 1993
               (Exhibit (4) to Certificate of Notification at Commission File No. 70-8167)

          Eighteenth Supplemental Indenture thereto dated as of December 1, 1993
               (Exhibit (4) to Certificate of Notification at Commission File No. 70-8167)

     United States Trust Company of New York
          Indenture dated as of April 1, 1995 (Exhibit (4) to Certificate of
               Notification at Commission File No. 70-8107)

     Securities Resolution No. 1 effective as of April 12, 1995 (Exhibit 2 to
          Form 8-A filed April 21, 1995 under file No. 1-3196 and relating to the 7-3/8% Debentures Due April 1, 2005)

     Securities Resolution No. 2 effective as of October 16, 1996 (Exhibit 2 to
          Form 8-A filed October 18, 1996 under file No. 1-3196 and relating to the 6-7/8% Debentures Due October 15, 2026)

     Securities Resolution No. 3 effective as of December 10, 1996 (Exhibit 2 to
          Form 8-A filed December 12, 1996 under file No. 1-3196 and relating to the 6-5/8% Debentures Due December 1, 2008)

     Securities Resolution No. 4 effective as of December 9, 1997 (Exhibit 2 to
          Form 8-A filed December 12, 1997 under file No. 1-3196 and relating to the 6.80% Debentures Due December 15, 2027)

     Securities Resolution No. 5 effective as of October 20, 1998 (Exhibit 2 to
          Form 8-A filed October 22, 1998 under file No. 1-3196 and relating to the 6% Debentures Due October 15, 2010)